EXHIBIT 10.1

PROVINCE OF BRITISH COLUMBIA Ministry of Energy Mines and Petroleum Resources

RECORD OF 4 POST CLAIM - MINERAL TENURE ACT

(Section 27)

Nicola_________________________________	3968864_______________________________
Mining Division	Tenure No.
_____________________________________	October 6, 2002_________________________
Gold Commissioner	Date of Record

_____________________________________________________________________________________

APPLICATION TO RECORD A 4 POST CLAIM

I, Rod Husband, Name of Locator, of 3316 West 3rd Street, Vancouver, BC, V6R 1L4, (604) 736-5711, Client No. 112610, hereby apply for record of a 4 Post Claim for the location as outlined on the attached copy of mineral titles NTS map sheets M092H089, in the Nicola Mining Division.

ACCESS

Describe how you gained access to the location, include reference to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

Approximately 36.5 kms along highway 97C from Jctn. with highway 5A,2.5km West of Sunset Main logging road turnoff. LCP located on south side of highway 97C. LCP located 3.5km at 248 degrees from SW corner of Sunset Lake where creek enters lake.

GPS Co-ordinates taken of posts: Yes [ ] No [x] If yes, complete information chart on reverse.

TAG INFORMATION

I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or "witness post") and impressed this information on the tag:

TAG No. 244579 LEGAL CORNER POST

CLAIM NAME	SUN
LOCATOR	Rod Husband
FMC No.	112610
DATE COMMENCED	October 5, 2002
TIME	11:00 a.m.
DATE COMPLETED	October 6, 2002
TIME	2:30 p.m.

Number of Claim Units
N 4 S__ E __W 5

IDENTIFICATION POSTS NOT PLACED WERE: 5W1N, 5W2N, 5W3N, 5W4N, 4N1W, 4N2W, 4N3W and 4N4W because lakes and swaps - impassable.

If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is _______degrees at a distance of ______ metres.

NOTE: Legal Corner Post can be witnessed only if it was not feasible to place any posts.

ACKNOWLEGEMENT

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification post, if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tag affixed to the applicable post when I located this claim and this information is true and correct.

/s/ "Rod Husband"
Rod Husband

Signature of Locator

SEAL

RECEIVED
SUB-RECORDER
VANCOUVER, BC
OCT. 8, 2002
Recording Stamp